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                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
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     This is AMENDMENT NO. 1, effective as of July 1, 2000, to the Employment
Agreement (the "Agreement"), dated as of March 1, 2000, between BWAY
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Corporation, a Delaware corporation (the "Company") and Paul Mangiafico
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("Executive").  Capitalized terms not otherwise defined herein have the meaning
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given to such terms in the Agreement.

     Executive and the Company desire to modify Executive's position and duties and correspondingly reduce Executive's Base Salary and Bonus.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.   Position and Duties. Effective July 1, 2000, Paragraph 2 of the
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Agreement is hereby amended by deleting the first two (2) sentences of said paragraph in their entirety and replacing it with the following:

  "During the Employment Period, Executive shall render such administrative and other services to the Company and its Subsidiaries as the Executive Vice President of Manufacturing & Engineering or its Chief Executive Officer may from time to time direct. Executive shall devote a minimum of 700 hours (as determined by the Chief Executive Officer) to the Company during the remainder of the Employment Period and shall use his best efforts and provide his full time and attention to the business and affairs of the Company and its Subsidiaries during these 700 hours."

     2.   Base Salary, Bonus and Benefits.  Paragraph 3 of the Agreement is
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hereby amended by deleting the first sentence of subparagraph (a) and all of subparagraph (b) in their entirety and replacing it with the following:

  "Effective July 1, 2000, during the Employment Period, Executive's base salary shall be $100,000 per annum (the "Base Salary"). Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executives of the Company are generally eligible."

     3.   Miscellaneous.  Effective July 1, 2000, the Agreement is hereby
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amended to delete the words "Chief Operating Officer" throughout the Agreement and replacing it with "Executive Vice President of Manufacturing & Engineering".

     4.   Executive Representations.  Executive hereby remakes the
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representations set forth in paragraph 9 of the Agreement, except that all references to "the Agreement" therein shall be deemed to be references to the Agreement as amended by the Amendment No. 1.

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     5.   Notices.  Paragraph 11 of the Agreement is hereby amended by deleting
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the addresses set forth therein and replacing those addresses with the following:

If to the Company:
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BWAY Corporation
8607 Roberts Drive, Suite 250
Atlanta, GA 30350
Telephone: 770/645-4800
Telecopy:  770/587-0186
Attn:  Chairman
Copy:  General Counsel and Secretary

If to Executive:
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Paul Mangiafico
[address]

     6.   Effect; Entire Agreement.  Except as amended by this Amendment No. 1,
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the Agreement remains in full force and effect. The Agreement and this Amendment
No. 1 constitute the entire agreement between Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof.

                            *   *   *   *   *

     IN WITNESS WHEREOF, the Parties have executed this Amendment No.1 as of the date first written above.


                                        BWAY CORPORATION


                                        By  /s/ Blair Schlossberg
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                                        Its VP Administration
                                           -----------------------------

                                        EXECUTIVE


                                        /s/ Paul Mangiafico  5/7/00
                                        --------------------------------
                                        PAUL MANGIAFICO